Exhibit 99.2

                         Form 3 Joint Filer Information



         This statement on Form 3 is filed by TDR Capital 'A' LP, TDR Capital 'B' LP, TDR Capital 'C' LP, TDR Capital Co-Investment LP, TDR Capital General Partner LP, TDR Capital LLP, Stephen Robertson and Manjit Dale.



Address for each of the Reporting Persons:                One Stanhope Gate, London,
                                                          United Kingdom, W1K 1AF

Date of Event Requiring Statement for each of the         July 18, 2007
Reporting Persons:

Designated Filer for each of the Reporting Persons:       TDR Capital LLP

Issuer Name & Ticker or Trading Symbol for each of the    Williams Scotsman International,
Reporting Persons:                                        Inc.; WLSC

Relationship of each of the Reporting Persons to Issuer   10% Owner

Date: August 9, 2007

                         TDR CAPITAL 'A' LP


                             By:   /s/ Glenn E. Schoenfeld, attorney-in-fact
                                 -----------------------------------------------
                                   ** Signature of Reporting Person

                         TDR CAPITAL 'B' LP


                             By:   /s/ Glenn E. Schoenfeld, attorney-in-fact
                                 -----------------------------------------------
                                   ** Signature of Reporting Person


                         TDR CAPITAL 'C' LP


                             By:   /s/ Glenn E. Schoenfeld, attorney-in-fact
                                 -----------------------------------------------
                                   ** Signature of Reporting Person


                         TDR CAPITAL CO-INVESTMENT LP


                             By:   /s/ Glenn E. Schoenfeld, attorney-in-fact
                                 -----------------------------------------------
                                   ** Signature of Reporting Person


                         TDR CAPITAL GENERAL PARTNER LP


                             By:   /s/ Glenn E. Schoenfeld, attorney-in-fact
                                 -----------------------------------------------
                                   ** Signature of Reporting Person

                         TDR CAPITAL LLP


                             By:   /s/ Glenn E. Schoenfeld, attorney-in-fact
                                 -----------------------------------------------
                                   ** Signature of Reporting Person


                         STEPHEN ROBERTSON


                             By:   /s/ Glenn E. Schoenfeld, attorney-in-fact
                                 -----------------------------------------------
                                   ** Signature of Reporting Person


                         MANJIT DALE


                             By:   /s/ Glenn E. Schoenfeld, attorney-in-fact
                                 -----------------------------------------------
                                   ** Signature of Reporting Person